Annual shareholder meeting May 16, 2019 Exhibit 99.1

Forward-Looking Statements This presentation contains forward-looking statements. Any statements about our expectations, beliefs, plans, predictions, forecasts, objectives, assumptions or future events or performance are not historical facts and may be forward-looking. You can identify forward-looking statements by the use of forward-looking terminology such as “believes,” “expects,” “could,” “may,” “will,” “should,” “seeks,” “likely,” “intends,” “plans,” “pro forma,” “projects,” “estimates” or “anticipates” or the negative of these words and phrases or similar words or phrases that are predictions of or indicate future events or trends and that do not relate solely to historical matters. You can also identify forward-looking statements by discussions of strategy, plans or intentions. Forward-looking statements involve numerous risks and uncertainties and you should not rely on them as predictions of future events. Forward-looking statements depend on assumptions, data or methods that may be incorrect or imprecise and we may not be able to realize them. We do not guarantee that the transactions and events described will happen as described (or that they will happen at all). The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements: business and economic conditions generally and in the bank and non-bank financial services industries, nationally and within our local market areas; our ability to mitigate our risk exposures; our ability to maintain our historical earnings trends; risks related to the integration of acquired businesses (including our acquisitions of First Bancorp of Durango, Inc., Southern Colorado Corp., and the operating assets of Interstate Capital Corporation and certain of its affiliates) and any future acquisitions; changes in management personnel; interest rate risk; concentration of our factoring services in the transportation industry; credit risk associated with our loan portfolio; lack of seasoning in our loan portfolio; deteriorating asset quality and higher loan charge-offs; time and effort necessary to resolve nonperforming assets; inaccuracy of the assumptions and estimates we make in establishing reserves for probable loan losses and other estimates; lack of liquidity; fluctuations in the fair value and liquidity of the securities we hold for sale; impairment of investment securities, goodwill, other intangible assets, or deferred tax assets; our risk management strategies; environmental liability associated with our lending activities; increased competition in the bank and non-bank financial services industries, nationally, regionally, or locally, which may adversely affect pricing and terms; the accuracy of our financial statements and related disclosures; material weaknesses in our internal control over financial reporting; system failures or failures to prevent breaches of our network security; the institution and outcome of litigation and other legal proceedings against us or to which we become subject; changes in carry-forwards of net operating losses; changes in federal tax law or policy; the impact of recent and future legislative and regulatory changes, including changes in banking, securities, and tax laws and regulations, such as the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) and their application by our regulators; governmental monetary and fiscal policies; changes in the scope and cost of the Federal Deposit Insurance Corporation insurance and other coverages; failure to receive regulatory approval for future acquisitions; and increases in our capital requirements. While forward-looking statements reflect our good-faith beliefs, they are not guarantees of future performance. All forward-looking statements are necessarily only estimates of future results. Accordingly, actual results may differ materially from those expressed in or contemplated by the particular forward-looking statement, and, therefore, you are cautioned not to place undue reliance on such statements. Further, any forward-looking statement speaks only as of the date on which it is made, and we undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events or circumstances, except as required by applicable law. For a discussion of such risks and uncertainties, which could cause actual results to differ from those contained in the forward-looking statements, see “Risk Factors” and the forward-looking statement disclosure contained in Triumph’s Annual Report on Form 10-K, filed with the Securities and Exchange Commission on February 12, 2019.

2018 was epic

30.3% $4.5 Billion TOTAL ASSETS increased team members increased 35.1% 1,115 people

First National Bank of Durango Bank of New Mexico Citizens Bank of Pagosa Springs Interstate Capital 72 strategic initiatives 2018 no rounds left in the chamber

2019 Some epic, but more vanilla

Create path to a full year 1.8% ROA by 2021 Upgrade talent in key positions and fill new senior positions created by growth Restructure credit process for greater efficiency and accountability Launch commercial and concierge banking in Dallas, our largest growth market Realize organic improvement of efficiency ratio to 64.3% Our “vanilla” Goals for 2019 Deliver retail services consistent with regional bank competitors Dallas ROA Talent Upgrade Credit Efficiency Ratio retail lending focus Relationship Banking Cross-sell opportunities Bundled products and pricing Treasury specialists to partner with lenders Incentives and sales training Loan growth Credit quality ABL earning the right to grow again Diversification into industries with low cyclicality Self-funding new exposure in lower ROAA products Stable ratios and positive audit results Stress testing against economic recession and commodity price declines

Triumph business capital focus Innovative Technology & Business Intelligence Automation (AI/ML) Client segmentation Leverage the Enterprise Operating Philosophy Customized, integrated offerings Enterprise cross-sell opportunities Speed and innovation – a rapid-cycle mentality Organizational alignment and accountability

TriumphPay focus Drive platform Volume Onboard 40+ third party logistics providers Onboard four of the top 20 third party logistics providers Leverage partnerships & integrations Complete the payment cycle Complete integrations with all major transportation management systems providers Develop partnerships with carrier onboarding platforms Deploy a carrier mobile app for image capture and invoice management 20,000+ registered carriers retail focus Operational excellence Support function integration Certified bankers (training) Staffing and efficiency Retail deposit growth Customer care Product “right size” Dedicated sales staff / market outreach / corporate citizen Treasury management suite / sales staff Call center Concierge banking concept Dedicated product support

Questions?